The CLS AdvisorOne Funds

                               1999 Annual Report

                                 April 30, 1999


                                     [LOGO]

2   The CLS AdvisorOne Funds



                             Contents of the Report

3        Fund Objectives

4        Letter to the Shareholders

7        Economic Overview

10       Performance Review

14       Portfolio of Investments: Amerigo

16       Portfolio of Investments: Clermont

19       Statements of Assets & Liabilities

20       Statements of Operations

21       Statements of Changes in Net Assets

22       Financial Highlights

23       Notes to Financial Statements

26       Independent Auditors' Report

                                                Annual Report April 30, 1999   3


                                FUND OBJECTIVES


THE AMERIGO FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND LONG -TERM GROWTH OF CAPITAL WITHOUT REGARD TO CURRENT INCOME.

THE CLERMONT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL AND A REASONABLE LEVEL OF CURRENT INCOME.



The CLS AdvisorOne Funds are funds of funds that monitor the vast universe of mutual funds, seeking effective managers and determining which funds are currently earning the best returns considering the amount of risk. Then, The CLS AdvisorOne Funds attempt to build a portfolio of some of the very best funds available, and put it all together so you only have to make one choice. You no longer have to limit yourself to one or two mutual fund families. You can build a disciplined, diversified portfolio with one investment decision. CLS AdvisorOne Funds provide a simple solution to a challenging investment world.


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4   The CLS AdvisorOne Funds


                           LETTER FROM THE PRESIDENT

Dear Fellow Shareholder,

As we approach completion of the CLS AdvisorOne Funds' second full year, I am extremely pleased to report to you the activity of our funds of funds investment vehicles for the period of May 1, 1998 through April 30, 1999.

I am very encouraged by the amount of growth we have experienced since the inception of our funds back in 1997. As I write this letter, The Amerigo Fund stands at $19,533,954, while The Clermont Fund is at $7,820,083. Together, the CLS AdvisorOne Funds represent more than $27 million; and that number continues to grow.

Assets within the CLS AdvisorOne Funds have been a major contributor to the overall growth of the investment advisor to the Funds, Clarke Lanzen Skalla Investment Firm, Inc. (CLS). At the end of 1998, our firm had achieved a major goal by accumulating more than $800 million dollars under management. As of April 30, 1999 assets under management surpassed $850 million.

I attribute our growth over the past decade to extraordinarily hard work on the part of our dedicated employees, developing strong relationships with investment representatives like yours, and the trust you have placed in our funds with your


[GRAPH] The following information was presented as a graph:

                 A Decade of CLS Growth in Millions of Dollars

1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
$17    $19    $45    $61    $114   $186   $350   $560   $670   $800

[PHOTO] W. Patrick Clarke, President

6   The CLS AdvisorOne Funds



investment dollars. The combination of these factors has allowed our firm to focus on helping you reach your financial goals through a disciplined investment strategy and sound analytical principles.

Beginning in 1989, Clarke Lanzen Skalla offered professional asset allocation to clients' portfolios for an asset-based advisory fee. As consumer needs evolved, so did the menu of products & services we provided to individual investors. In 1997, The CLS AdvisorOne Funds pioneered the way to giving investors a simplified choice in a complicated investment environment. Our design is intended to provide investors access to our research, disciplined diversification and flexibility with a single investment decision. Your portfolio is diversified among different asset classes, investment styles, and funds across thousands of individual security positions. After a brief analysis of the market environment and events over the past twelve months, you'll read more about the funds' performance, investment style and strategy from our manager and Chief Investment Officer, Randy Skalla. Finally in this report, you'll find a portfolio break-out of The Amerigo Fund and The Clermont Fund followed by subsequent financial data.

I'd like to thank you again for your investment in the CLS AdvisorOne Funds. If you have any questions about this report, please call (800) 635-3427.


/s/ W. Patrick Clarke

W. Patrick Clarke
President, CLS AdvisorOne Funds

                                                Annual Report April 30, 1999   7


                               ECONOMIC OVERVIEW

THE STOCK MARKET CONTINUED ITS unpredictable roller coaster ride, testing the convictions of investors through the last 12 months. The period was filled with several unprecedented events, including the birth of the Euro, the most narrow market in history, the dramatic rise of internet stocks, one of the largest-ever variances between value and growth stocks, the record-breaking 1st quarter 1999 upside earnings surprises, the all-time high valuations of the overall market, and the Dow Jones Industrial Average breaking through the magical 10,000 mark. It was a period in the market that will not soon be forgotten.

STRONG FUNDAMENTALS

Domestic economic fundamentals were extremely solid throughout the period, with the economy continuing its 9-year expansion. Gross Domestic Product grew at a solid 3.9% for 1998, while the 1st quarter of 1999 measured a preliminary 4.5% annualized rate. Inflation remained at very low levels for the 12-month period through the end of April 1999 as the Consumer Price Index measured a relatively small 2.3% increase. Extremely low commodity prices, increasing levels of productivity, and importing low-cost goods from Asia, have all contributed to keeping inflation at low levels. In addition to these positive fundamentals, the unemployment rate remained between 4.3% and 4.5% for the entire period, tying a 29-year low for this figure. (SOURCE: FIRST CALL)

INFLUENCE FROM THE FED

Short-term interest rates were also a significant positive for the market during the last 12 months. The Federal Funds rate was lowered three times by the Federal Open Market Committee from September 29, 1998 through November 17, 1998.


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8   The CLS AdvisorOne Funds


One of the rate decreases came on October 15, 1998, which was especially significant since this was between regular FOMC meetings - a historically uncommon event. This combination of an expanding economy with low inflation, low interest rates, and low unemployment proved to be the recipe for achieving all-time highs in the market, including the breaking of the psychologically significant "Dow 10,000" on March 29, 1999.


[GRAPH] The following information was presented as a graph:

                          Dow Jones Industrial Average
                               5/1/98 - 04/30/99

         DATE         DJIA                DATE         DJIA
         ----         ----                ----         ----
        5/01/98      9147.07            11/30/98      9116.55
        5/29/98      8899.95            12/31/98      9181.43
        6/30/98      8952.02             1/29/99      9358.83
        7/31/98      8883.29             2/26/99      9306.58
        8/31/98      7539.07             3/31/99      9786.16
        9/30/98      7842.62             4/30/99     10789.04
       10/30/98      8592.10


POSITIVE EARNINGS REPORTED

Earnings have also been one of the primary driving forces behind the rise in equity markets. Earnings for the 1st quarter of 1999 were especially impressive. Through the end of April, 79% of S&P 500 companies had reported, and 66% reported better-than-expected earnings, vs. an average of 55% in the past five years; 21% of companies came in on target, vs. 19% normally; and only 13% were below, vs. an average of 26%. The average amount by which companies beat their estimates was 4.8%, vs. 2.5% for the last five years. This was the highest level in almost ten years. These results helped push the Dow Jones Industrial Average up to nearly 11,000 by the end of April, only one month after breaking through 10,000.


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                                                Annual Report April 30, 1999   9


THE GLOBAL RECOVERY

Another positive for the market has been the improvement in the global environment. One year ago, investors were highly concerned about the possible effects of the Asian currency crisis, the Russian debt default, and Latin America's financial woes. These concerns caused a flight of capital from these struggling markets into U.S. markets. This further depressed international markets, as well as their respective currencies relative to the dollar. However, since the first of the year, emerging markets have rebounded sharply from their oversold levels. In fact, many international markets, such as; Hong Kong, Singapore, and Latin America have risen significantly since their lows last fall. Overall, the global outlook has improved. The U.S. economy is strong, the developing world is improving, Europe is stimulating monetary policy, and Japan is coming out of its recession.


DISCIPLINE THROUGH A VOLATILE MARKET

In review, the previous 12 months could be summed up with one word - VOLATILE. Indeed, investors were taken on one of the most erratic stock market rides in history. The convictions of investors were severely tested, and those who remained focused on a disciplined, long-term approach of "staying the course" reaped respectable returns.




DATA SOURCE: FIRST CALL


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10   The CLS AdvisorOne Funds


                               PERFORMANCE REVIEW


The market environment over the past 12 months ending April 30, 1999 took on the characteristics of two very different markets. The stock market traded in a sideways-to slightly upward pattern from April 30, 1998 until July 17, 1998. From this date until October 8, 1998, the market went into a severe intermediate term correction with the major averages declining close to 20% and the mid and small cap averages showing declines of around 30%. This intermediate term correction in the stock market was caused by several factors impacting the markets at roughly the same time. In August of 1998 the market was dealing with the issues of a possible impeachment of the President of the United States, the bombing of a U.S. embassy, continued currency crises in Asia and Latin America, the collapse of the Russian Ruble and Russia's default on their debt payments, the continued Japanese banking crises, and the near collapse of hedge fund manager, Long Term Capital. All of these issues took what would have otherwise been an ordinary correction in an on-going bull market and turned it into a much deeper correction. Since bottoming out on October 8, 1998, the market has staged a tremendous rebound, erasing all of the declines of the correction. The rebound was triggered by the Federal Reserve stepping in to lower interest rates, as well as the realization that the U.S. economy was still very strong, presenting no threat of a pending recession. However, not all stocks have participated in the recovery. It has been primarily the largest growth stocks that have


               VALUE     BLEND     GROWTH

               9.06%     15.34%    26.16%    LARGE

              -1.99%      1.34%    11.31%    MID

             -17.20%    -12.64%    -4.85%    SMALL

               Source: Morningstar


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                                               Annual Report April 30, 1999   11


generated most of the gains. Most Value-type stocks and smaller companies have negative one-year returns (SEE TABLE ABOVE). In fact, most companies have posted negative returns over the past 12 months. For example, as noted in the NO-LOAD FUND ANALYST newsletter, "By mid-April 1999, the average stock was down over 20% over 12 months, and more than 70% of all stocks were underwater from year-ago levels."

Diversification into international markets was of no help over the past 12 months as the average International mutual fund, as tracked by Morningstar, gained 1.95%. Bonds also offered little help during the past 12 months as the average General Bond fund returned 4.82%, and the average Multi-Sector Bond fund returned .88%, while the average High Yield Bond fund lost .20%.

AMERIGO FUND REVIEW

The total return for the Amerigo Fund during the past twelve months ending April 30, 1999 was 13.28%. During this same time period the S&P 500 Composite Stock Price Index* gained 21.83% and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc.**

performance numbers reflect the sharp market sell-off during the 3rd quarter of 1998 and also the subsequent rebound. The Amerigo Fund hit its low price point for the year on October 8, 1998. From then until the end of the fund's fiscal year on April 30, 1999, the fund gained 46.86%. As you can see, the rebound from the market lows in October has been notable.

The Amerigo Fund has significant exposure to the largest domestic growth companies which have been the market leaders. At the same time, the fund also had exposure to small company and international stocks. Amerigo is an asset allocation fund designed to diversify its assets across many different asset classes. Over the last twelve months, the fund has been steadily increasing its weightings of funds owning the largest capitalization stocks. For example, on April 30, 1998 Amerigo had approximately 29% exposure in large cap funds.*** This weighting increased to approximately 56% by April 30, 1999.*** Small cap weightings declined from around 20% to just over 9%, and international weightings declined from 18% to 11%.***


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12   The CLS AdvisorOne Funds


[GRAPH] The following information was presented as a graph:

TOTAL RETURNS FOR CLS ADVISORONE FUNDS SINCE MAY 1, 1998 THROUGH APRIL 30, 1999

               The Amerigo Fund       13.28%
               The Clermont Fund       5.31%
               S&P 500*               21.83%
               Multi-Asset Global**    3.36%


CLERMONT FUND REVIEW

The total return for the Clermont Fund during the past twelve months ending April 30, 1999 was 5.31%. During this same time period the S&P500 Composite Stock Price Index* gained 21.83% and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc.** gained 3.36%.

Since inception on July 14, 1997, the Clermont Fund has held an average weighting of 65% equities and 35% bonds.*** The bond weightings have both helped and hurt the fund during the past twelve months. While the market was heading to all time highs during May, June and July, our bond positions were a hindrance on performance as they were mostly going sideways. However, during the 3rd quarter sell-off in the equity markets, our bond positions added a great amount of stability to the portfolio as most bond funds increased in price while equity

--------------------------------------------------------------------------------

*STANDARD & POOR'S 500: is an unmanaged group of securities considered to be representative of the stock market in general. An investment cannot be made directly in an index. (Beta comparisons are used for Equities). This index is widely used by professional traders as a performance benchmark and is considered more representative of the US stock market than the DJIA.

**MULTI ASSET GLOBAL: Funds that seek total returns by investing in varying combinations of equities, fixed income securities, and other asset classes. These funds may invest a significant portion of assets in securities of foreign issuers.

***COMPOSITION % is based on holdings of underlying funds within Amerigo & Clermont.


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                                               Annual Report April 30, 1999   13


funds declined. But as the market recovered after hitting bottom on October 8, 1998 the bond weighting once again became a hindrance to performance.

The bond weighting in the Clermont Fund is by design and we will always have a portion of the portfolio in bonds in order to reduce the risk level and day-to-day volatility of the fund. This is a plus when the markets are moving down or sideways, but it may be a drag on performance when the markets are moving steadily higher.

The Clermont Fund, being a more conservative fund than the Amerigo Fund, has had a heavy weighting in mutual funds that invest in value stocks. These are stocks that have lower price-to-earnings ratios and higher dividends. Historically, these types of funds have performed much better when the markets go through corrections. Unfortunately, this was not the case over the past twelve months as value stocks significantly underperformed growth stocks. As a result, we have been steadily increasing our exposure to growth mutual funds while reducing our exposure to value funds.

Large cap exposure in Clermont has risen over the past twelve months from 28% to more than 41%.**** Small and Mid cap exposure has decreased from 20% to 14% and International exposure has decreased from 18% to 10%.****

Since hitting its low for the past twelve months on October, 8, 1998, the Clermont Fund has risen 24.87%.

RISK REDUCTION

One of the key features of both the Amerigo Fund and the Clermont Fund is the attention to risk that is given in managing the funds. Both funds are designed to provide a very respectable return while taking only a moderate amount of risk. The Amerigo Fund is designed to take more risk than the Clermont Fund, so its returns during up markets should be expected to outperform those of the Clermont Fund. Conversely, in a down market, the Clermont Fund will retain more of its value than the Amerigo Fund. This was clearly illustrated during the market correction last fall as the Clermont Fund declined less than the Amerigo Fund.

****Composition % is based on holdings of underlying funds within Clermont.

                              CLS AdvisorOne Funds
                           PPORTFOLIO OF INVESTMENTS
                                 April 30, 1999

                                THE AMERIGO FUND


                                                                         % OF NET
REGISTERED INVESTMENT COMPANIES                              SHARES       ASSETS          VALUE

LARGE CAP VALUE
Fidelity Advisor Growth Opportunities I Fund                 19,145        5.06%      $   988,862
Masters Select Equity Fund                                   61,598        4.89%          955,388

LARGE CAP GROWTH
Rydex OTC Fund #                                             48,119       11.87%        2,317,417
Nations Marsico Focused Equities Fund - Advisor Class #      40,514        3.62%          706,977
Warburg Pincus Health Sciences Fund #                        46,366        3.41%          666,738
Janus Growth and Income Fund                                 15,787        2.68%          522,405
Janus Mercury Fund #                                         15,555        2.50%          488,582
Rydex Series Trust Arktos Fund                               59,724        2.40%          468,837

LARGE CAP BLEND
S&P Depositary Receipts *                                    28,900       19.71%        3,850,925
SSgA Growth and Income Fund                                  51,091        6.05%        1,180,727
Strong Growth and Income Fund                                10,088        1.22%          239,080

MID CAP VALUE
Oakmark Select Fund                                          56,461        6.77%        1,321,750

SMALL CAP BLEND
Weitz Series Hickory Fund                                    27,724        5.23%        1,021,618

SMALL CAP GROWTH
TIP Funds Turner Small Cap Equity Fund #                     19,526        2.98%          582,259
Baron Asset Fund                                              8,678        2.65%          517,390
O'Shaughnessy Cornerstone Growth Fund #                      28,977        1.72%          336,711
Undiscovered Manager's Behavioral Growth Fund #              15,385        1.38%          270,000

INTERNATIONAL EQUITY
Janus Overseas Fund                                          48,601        5.32%        1,039,570
Federated International Small Company Fund - Class A #       39,080        4.36%          851,163
Warburg Pincus Japan Growth Fund #                           14,959        1.03%          201,496
Templeton Developing Markets Trust Fund                       6,766        0.46%           89,781

Total Registered Investment Companies
(Cost $15,177,596)                                                        95.31%       18,617,676

Money Market Mutual Funds
Flex-funds Money Market Fund                                885,383        4.53%          885,383
Alliance Prime Portfolio                                     12,134        0.06%           12,134

Total Money Market Mutual Funds (Cost $897,517)                            4.59%          897,517

Total Investments (Cost $16,073,113)                                      99.90%       19,515,193

Other Assets in Excess of Liabilities                                      0.10%           18,761

Total Net Assets                                                            100%      $19,533,954

# Represents non-income producing security

* Standard & Poor's Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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                                               Annual Report April 30, 1999   15


[GRAPH] The following information was presented as a pie chart:

COMPOSITION %

International Equity - 11.18%
Cash - 4.59%
U.S. Stocks - 84.23%

Composition % based on holdings of underlying funds within Amerigo as of April 30, 1999.


THE AMERIGO FUND'S INVESTMENT STYLE %
IN U.S. STOCK FUNDS April 30, 1999


VALUE     BLEND     GROWTH

9.95%     26.98%    26.48%    LARGE

6.77%                         MID

          5.23%     8.73%     SMALL

                              CLS AdvisorOne Funds
                           PPORTFOLIO OF INVESTMENTS
                                 April 30, 1999

                               THE CLERMONT FUND

                                                           % OF NET
REGISTERED INVESTMENT COMPANIES                   SHARES    ASSETS      VALUE

LARGE CAP VALUE
Invesco Financial Strategies Utilities Fund       20,236     4.44%  $   347,244

LARGE CAP GROWTH
Invesco Blue Chip Growth Fund                    162,707    14.38%    1,124,304
Rydex OTC Fund #                                   2,565     1.58%      123,555

LARGE CAP BLEND
S&P Depositary Receipts *                         12,200    20.79%    1,625,650
Strong Growth and Income Fund                      4,340     1.32%      102,865

MID CAP VALUE
Weitz Series Fund Value Portfolio                 14,528     6.17%      482,192
Oakmark Select Fund                               13,422     4.02%      314,200
Oakmark Equity and Income Fund                     8,148     1.65%      128,826

SMALL CAP VALUE
Third Avenue Value Fund                            3,457     1.39%      109,022

SMALL CAP GROWTH
Baron Growth & Income Fund                         6,164     2.34%      182,627

BONDS
Strong Corporate Bond Fund                        69,306     9.86%      771,381
Invesco High-Yield Bond Fund                     105,370     9.16%      716,513
Fidelity Advisor Intermediate Bond Fund           37,202     5.06%      395,461
Strong Short-Term High-Yield Bond Fund             9,683     1.30%      101,384
Barr Rosenberg Market Neutral Fund                 6,576     0.70%       54,584

INTERNATIONAL EQUITY
Tweedy Browne Global Value Fund                   30,533     7.71%      603,325
Oakmark International Small Cap Fund              19,951     3.19%      249,785
Montgomery Global Long-Short Fund #               12,873     2.96%      231,578

Total Registered Investment Companies
(Cost $6,912,068)                                           98.02%    7,664,496

Money Market Mutual Funds
Rydex  Money Market Fund                         117,284     1.50%      117,284
Alliance Prime Portfolio                          10,290     0.13%       10,290
Flex-funds Money Market Fund                         285     0.00%          285

Total Money Market Mutual Funds (Cost $127,859)              1.63%      127,859

Total Investments (Cost $7,039,927)                         99.65%    7,792,355

Other Assets in Excess of Liabilities                        0.35%       27,728

Total Net Assets                                              100%   $7,820,083


# Represents non-income producing security

* Standard & Poor's Depositary Receipts are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                               Annual Report April 30, 1999   17


[GRAPH] The following information was presented as a pie chart:

COMPOSITION %

International Equity - 13.91%
Cash - 1.64%
Bonds - 26.17%
U.S. Stocks - 58.28%

Composition % based on holdings of underlying funds within Clermont as of April 30, 1999.


THE CLERMONT FUND'S INVESTMENT STYLE %
IN U.S. STOCK FUNDS April 30, 1999


VALUE     BLEND     GROWTH

 4.44%    22.11%    15.96%    LARGE

11.84%                        MID

 1.39%               2.34%    SMALL

18   The CLS AdvisorOne Funds



          CLS AdvisorOne Funds     THE AMERIGO FUND
                                   THE CLERMONT FUND
                                   14747 California Street
                                   Omaha, NE 68154-1979
                                   800-635-3427
                                   402-493-3313

               CURRENT NAV FOR
          AMERIGO AND CLERMONT     (800) 808-3829


     TICKER SYMBOL FOR AMERIGO     CLSAX


            INVESTMENT ADVISOR     Clarke Lanzen Skalla Investment Firm, Inc.


                     CUSTODIAN     Firstar Bank, N.A.
                                   Firstar Tower
                                   425 Walnut Street
                                   Cincinnati, OH 45202


     TRANSFER AGENT & DIVIDEND     Mutual Funds Service Co.
              DISBURSING AGENT     6000 Memorial Drive
                                   Dublin, OH 43017
                                   800-808-3829
                                   614-760-2108 (in Central Ohio)


                 LEGAL COUNSEL     Morgan, Lewis & Bockius LLP
                                   1800 M Street, N.W.
                                   Washington, D.C.  20030


                      AUDITORS     KPMG LLP
                                   Two Nationwide Plaza
                                   Columbus, OH  43215

                              CLS ADVISORONE FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999


Assets:                                 The Amerigo Fund    The Clermont Fund

Investments, at market value
     (cost $16,075,113 and
     $7,039,927, respectively)            $   19,515,193      $   7,792,355
Interest and dividends receivable                  3,611              1,227
Receivable from advisor                               --              4,661
Unamortized organization costs                    33,231             33,231
Prepaid expenses and other assets                 20,650             15,524
Total Assets                                  19,572,685          7,846,998

Liabilities:

Management fees payable                            3,155                 --
Other accrued liabilities                         35,576             26,915
Total Liabilities                                 38,731             26,915

Net Assets                                $   19,533,954      $   7,820,083

Components of Net Assets:

Capital                                   $   15,946,217      $   6,982,036
Accumulated undistributed net
     investment income (loss)                        (52)            13,574
Accumulated undistributed net
         realized gains                          147,709             72,045
Net unrealized appreciation
         of investments                        3,440,080            752,428
Total Net Assets                          $   19,533,954      $   7,820,083

Capital Stock Outstanding                      1,516,114            696,202

Net Asset Value - Offering and
     Redemption Price Per Share           $        12.88      $       11.23


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


19   CLS AdvisorOne Funds                         Annual Report April 30, 1999

                              CLS ADVISORONE FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1999


Investment Income:                          The Amerigo Fund   The Clermont Fund

Dividends                                    $      86,740      $    177,665
Total Investment Income                             86,740           177,665

Fund Expenses:

Investment advisory fees                           135,471            68,606
Administrative fees                                 30,171            30,171
Transfer agent fees                                 27,921            21,623
Fund accounting fees                                20,104            20,151
Printing and postage expense                        23,630            16,173
Registration                                        18,105            17,643
Legal expense                                       12,734            10,286
Amortization of organization expense                10,478            10,478
Insurance expense                                    9,037             7,581
Trustee fees                                         7,807             7,439
Audit fees                                           7,674             8,189
Custodian fees                                       4,081             5,389
Miscellaneous expenses                               1,677             1,677
Total expenses before reimbursements               308,890           225,406

Reimbursement of expenses by advisor              (153,527)         (146,749)

Net Expenses                                       155,363            78,657

Net Investment Income (Loss)                       (68,623)           99,008

Realized and Unrealized Gains (Losses)
from Investments

Net realized losses from
         investment transactions                   (45,184)         (160,668)
Net realized gains from distributions
         of realized gains by other
         investment companies                      142,526           232,722
Net increase in unrealized
    appreciation of investments                  2,728,302           485,096
Net realized and unrealized gains
         from investments                        2,825,644           557,150

Net Increase in Net Assets
     Resulting from Operations                $  2,757,021       $   656,158


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


20   CLS AdvisorOne Funds

                              CLS ADVISORONE FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS


                                             THE AMERIGO FUND              THE CLERMONT FUND

                                       For the Year  For the Period   For the Year  For the Period
                                       Ended April       from         Ended April        from
                                         30, 1999    July 14, 1997*     30, 1999    July 14, 1997*
Increase in Net Assets                               through April                   through April
                                                       30, 1998                        30, 1998
Operations:

Net investment income (loss)            $   (68,623)   $    4,879      $    99,008   $    54,868
Net realized gains (losses) from
     investment transactions                 97,342        62,781           72,054        11,812
Net increase in unrealized
     appreciation of investments          2,728,302       711,778          485,096       267,332

Net Increase in Net Assets
     Resulting from Operations            2,757,021       779,438          656,158       334,012

Dividends and Distributions
     to Shareholders:

From net investment income                       --       (4,879)         (99,008)      (53,621)
In excess of net investment income               --      (12,682)          (1,046)            --
Net Decrease in Net Assets Resulting
     from Dividends and Distributions
     to Shareholders                             --      (17,561)        (100,054)      (53,621)

Capital Transactions:

Proceeds from shares subscribed          13,030,874     7,093,071        5,587,792     4,416,816
Reinvestment of dividends                        --        17,561           99,556        53,621
Cost of shares redeemed                  (3,811,473)    (364,977)      (2,863,923)     (360,274)

Net Increase in Net Assets Resulting
     from Capital Transactions            9,219,401     6,745,655        2,823,425     4,110,163

Total Increase in Net Assets             11,976,422     7,507,532        3,379,529     4,390,554

Net Assets - Beginning of Period          7,557,532        50,000        4,440,554        50,000

Net Assets - End of Period              $19,533,954    $7,557,532      $ 7,820,083   $ 4,440,554

Share Transactions:

Subscribed                                1,181,402       692,016          546,210       435,133
Reinvested                                       --         1,735            9,453         5,288
Redeemed                                   (329,748)     (34,291)        (270,426)      (34,456)

Net Increase in Shares Outstanding          851,654       659,460          285,237       405,965

* DATE OF COMMENCEMENT OF OPERATIONS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS ADVISORONE FUNDS
                              FINANCIAL HIGHLIGHTS


                                              THE AMERIGO FUND               THE CLERMONT FUND

                                        For the Year  For the Period    For the Year  For the Period
                                        Ended April       from          Ended April        from
                                          30, 1999    July 14, 1997*     30, 1999     July 14, 1997*
                                                      through April                   through April
                                                        30, 1998                        30, 1998

Net Asset Value,
Beginning of Period                     $     11.37     $     10.00      $     10.81   $     10.00

Investment Operations:

Net investment income (loss)                 (0.05)            0.02             0.14          0.17
Net realized and unrealized gains
     from investments                          1.56            1.39             0.42          0.80

Total                                          1.51            1.41             0.56          0.97

Distributions

From net investment income                       --          (0.02)           (0.14)        (0.16)
In excess of net investment income               --          (0.02)               --            --

Total                                            --          (0.04)           (0.14)        (0.16)

Net Asset Value, End of Period          $     12.88     $     11.37      $     11.23   $     10.81

Total Return                                 13.28%       14.11%(1)            5.31%     9.84% (1)

Ratios/ Supplemental Data:

Net assets, end of period               $19,533,954    $  7,557,532      $ 7,820,083   $ 4,440,554
Ratio of expense to average
      net assets (3)                          1.15%       1.15% (2)            1.15%     1.15% (2)
Ratio of net investment
      income (loss)  to average
      net assets                            (0.51%)       0.15% (2)            1.46%     2.53% (2)
Ratio of expense to average net
      assets, before voluntary fee
      reductions and reimbursements (3)       2.29%       4.45% (2)            3.31%     5.95% (2)
Ratio of  net investment income
      (loss) to average net assets
      before voluntary fee reductions
      and reimbursements                    (1.65%)     (3.15%) (2)          (0.70%)   (2.27% )(2)
Portfolio turnover rate                      37.56%      14.36% (1)           64.67%    22.24% (1)

(1)  Not annualized.
(2)  Annualized.
(3) These ratios exclude the expenses of the mutual funds in which the Funds invest.

* DATE OF COMMENCEMENT OF OPERATIONS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS ADVISORONE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999


The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies under the Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investments in securities of foreign issuers carry certain risks


                                                   The CLS AdvisorOne Funds   23
not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.

LOANS OF PORTFOLIO SECURITIES: A Fund or an underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of April 30, 1999, the Funds had no outstanding loans of securities.

REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present minimum credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any. Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax


24   CLS AdvisorOne Funds                         Annual Report April 30, 1999
regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.


FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended April 30, 1999.

OTHER: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

2. RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Funds are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets. The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $153,527 and $146,749, respectively, for the year ended April 30, 1999. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the Manager to continue to provide fee waivers and reimbursements. The Manager is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the Funds.

3. INVESTMENT TRANSACTIONS: For the year ended April 30, 1999, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                        The Amerigo Fund       The Clermont Fund
   Purchases              $13,419,912              $7,189,970
   Sales                   $4,878,149              $4,209,097


Cost of investments for financial reporting purposes may differ from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of the amount of losses recognized for Federal income tax reporting purposes. As of April 30, 1999, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes were as follows:


                                                   The CLS AdvisorOne Funds   25

                                       The Amerigo Fund     The Clermont Fund

      Gross unrealized appreciation       $3,519,852             $784,534
      Gross unrealized depreciation       (84,838)               (32,189)
                                          --------               --------
      Net unrealized appreciation         $3,435,014             $752,345
                                          ----------             --------
      Aggregate cost basis                $16,080,179          $7,040,010


4. SHARES OF BENEFICIAL INTEREST: The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote.


INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of The CLS AdvisorOne Funds:

We have audited the accompanying statements of assets and liabilities of The CLS AdvisorOne Funds - The Amerigo Fund and The Clermont Fund (the Funds), including the portfolios of investments, as of April 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 1999, by confirmation with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The CLS AdvisorOne Funds at April 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
May 26, 1999


26 The CLS AdvisorOne Funds

                                                    Annual Report April 30, 1999



                    CLS ADVISORONE FUNDS

                    THE AMERIGO FUND
                    THE CLERMONT FUND

                    (800) 635-3427



                              For current net asset value prices of the CLS AdvisorOne Funds, call 1-800-808-3829.


                              [LOGO] Compass

             The CLS AdvisorOne Funds ANNUAL REPORT, APRIL 30, 1999






This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read the prospectus carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change.

CLS AdvisorOne Funds, Omaha, NE 68154.





                   Clarke Lanzen Skalla Investment Firm, Inc.
                   ------------------------------------------
                             14747 California Street
                                 Omaha, NE 68154
                                 1-800-635-3427